                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (date of earliest event reported):  December 18, 1998



                           HOST MARRIOTT CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     001-05664                53-0085950
------------------------------        ------------        ----------------------
 (State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)               File Number)        Identification Number)


10400 Fernwood Road, Bethesda, Maryland                         20817-1109
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(Address of Principal Executive Offices)                        (Zip Code)


    The Registrant's telephone number, including area code:  (301) 380-9000

                          Exhibit Index is on page 4.

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5:  OTHER EVENTS
---------------------

         On December 18, 1998, Host Marriott Corporation ("Host Marriott") announced the declaration of a special dividend payable in either cash or common stock of Host Marriott, at the election of each Host Marriott stockholder, a dividend of shares of Crestline Capital Corporation, a subsidiary of Host Marriott, and the receipt of the necessary partnership approvals to acquire eight public limited hotel partnerships (which own 24 full-service Marriott hotels). Host Marriott stockholders of record at 5:00 p.m. (EST) on December 28, 1998 will be entitled to receive the special dividend and the Crestline Capital Corporation shares to be distributed. The press release announcing these events, which is incorporated herein by reference, is attached hereto as Exhibit 99.1.


ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (A)  Financial statements of business acquired.

                Not applicable.

         (B)  Pro forma financial information.

                Not applicable.

         (C)  EXHIBITS

         Exhibit No.    Description
         -----------    -----------
            99.1        Press Release, dated December 18, 1998, relating to the
                        declaration by the Board of Directors of a special cash
                        or stock election dividend and a dividend of shares of
                        Crestline Capital Corporation to Host Marriott
                        stockholders of record at 5:00 p.m. (EST) on December
                        28, 1998.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 22, 1998            HOST MARRIOTT CORPORATION



                                    By:  /s/ Donald D. Olinger
                                         -----------------------------------
                                         Name:   Donald D. Olinger
                                         Title:  Senior Vice President
                                                 and Corporate Controller

                                 EXHIBIT INDEX

EXHIBIT NUMBER      EXHIBIT DESCRIPTION                                                 Page No.
--------------      -------------------                                                 ________
     99.1           Press Release, dated December 18, 1998, relating to the                5
                    declaration by the Board of Directors of a special cash or stock election dividend and a dividend of shares of
                    Crestline Capital Corporation to Host Marriott stockholders of record at 5:00 p.m. (EST) on December 28, 1998.